ANNUAL
REPORT

DECEMBER 31, 1999

MUTUAL QUALIFIED FUND









[FRANKLIN TEMPLETON LOGO]

Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective and remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.

[PHOTO]                                 [PHOTO]

RAYMOND GAREA                           JEFF DIAMOND
Portfolio Manager                       Assistant Portfolio Manager
Mutual Qualified Fund                   Mutual Qualified Fund

PETER A. LANGERMAN
Chief Executive Officer
Franklin Mutual Advisers, LLC

ROBERT L. FRIEDMAN
Chief Investment Officer
Franklin Mutual Advisers, LLC

SHAREHOLDER LETTER

--------------------------------------------------------------------------------
Your Fund's Goal: Mutual Qualified Fund seeks capital appreciation, with income as a secondary objective, by investing primarily in common and preferred stocks, bonds, and convertible securities. The fund may also invest in foreign securities.
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to bring you this annual report of the Mutual Qualified Fund for the 12 months ended December 31, 1999. The year under review was made up of two very different market periods. During the first five months, the global economy picked up sharply and value-oriented stocks experienced a return to favor. But the last seven months witnessed not only a resumption of the growth stock mania of the last few years, but its ascension to new heights as prices of technology and Internet securities soared. As the year unfolded, the market became increasingly narrow, with performance of the Standard & Poor's 500(R) Composite Index (S&P 500(R)) and Nasdaq Composite(R) Index driven almost entirely by technology and Internet stocks. In fact, 53% of Nasdaq stocks and 60% of those on the New York Stock Exchange (NYSE) registered a loss or



You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 17 of this report.


CONTENTS

Shareholder Letter ..................................................          1

Performance Summary .................................................          8

Financial Highlights &
Statement of Investments ............................................         13

Financial Statements ................................................         27

Notes to Financial Statements .......................................         31

Independent Auditors' Report ........................................         40

Tax Designation .....................................................         41


[PYRAMID GRAPHIC]

GEOGRAPHIC BREAKDOWN

Based on Total Net Assets
12/31/99
United States..................    59.9%
United Kingdom.................     6.3%
France.........................     5.7%
Sweden.........................     3.8%
Netherlands....................     2.2%
Japan..........................     1.0%
Other Countries................     4.4%
Fixed-Income Securities........     6.2%
Government Agencies
 & Other Net Assets............    10.5%


no gain at all.(1) Finally, we note some very interesting work by Sanford C. Bernstein which looks at the performance and characteristics of price momentum stocks during 1999. Though the astounding contribution of these stocks to S&P 500 returns was at an all-time high by a wide margin, what is truly amazing is that, at an average 85 times trailing earnings, the price/earnings ratio for this universe was almost triple its previous zenith in 1998.

To value investors such as ourselves, the foregoing clearly indicates that the market is fraught with risk. While risk may be an all-but-forgotten word amidst today's day-trading-driven markets, we remain vigilant to the risk involved in every stock we own. In our opinion, much of the buying in technology stocks during 1999 was speculative; many investors may have paid too high a premium for the rare chance that future earnings growth will justify current share prices and extraordinarily high growth multiples.

Within this environment, Mutual Qualified Fund - Class Z produced a 13.64% one-year cumulative total return, while the S&P 500 returned 21.04% during the same period as shown in the Performance Summary on page 8. In our opinion, more relevant comparisons can be seen in the S&P MidCap 400(R) Index and the Value Line Index, because the stocks which comprise these indexes more closely resemble the type of stocks



(1.) Source: Kirlin Securities/CNBC.

The S&P 500 Composite Index consists of 500 domestic stocks, consisting of four broad sectors: industrials, utilities, financials and transportation. The S&P 500 serves as a standard for measuring large-cap U.S. stock market performance. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not composed of the 500 largest companies on the New York Stock Exchange.

The Nasdaq Composite Index measures all Nasdaq domestic and non-U.S. based common stocks listed on The Nasdaq Stock Market. The Index is market-value weighted and includes over 5,000 companies (as of 12/31/99).

Indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index.

Mutual Qualified normally buys. These two indexes returned 14.72% and 10.56%, respectively, for 1999.(2) The fund significantly outperformed the Lipper(R) Multi-Cap Value Funds Average, which rose only 7.76% for the year.(3)

One of the most important reasons for the fund's positive performance was a group of stocks representing a combination of strong price appreciation (70% or better) as well as sizeable positions in the fund. Four names stand out:
Telephone and Data Systems Inc., Canary Wharf Group PLC, Elf Aquitaine SA and Compagnie Financiere Richemont AG. While their situations were quite different, each represented an extremely attractive value at the time of our investment. Two of these situations warrant particular comment. Shares of Telephone and Data Systems had been languishing for some time as the stock traded at a huge discount to its underlying asset value. However, due to improved corporate stewardship, the announced merger of one of its affiliates, and strong growth in its attractive wireless and wireline telephone businesses, the stock appreciated dramatically. We acquired Canary Wharf in 1995 as part of a group that purchased all of the bank group's interest in the formerly bankrupt London real estate development company. In early 1999, Canary's initial public offering validated the value of


(2.) Sources: Standard & Poor's Micropal (S&P MidCap 400), Kansas City Board of Trade (Value Line Index).

The S&P MidCap 400 Index consists of 400 domestic stocks with a median market capitalization of $676 million. It is a market value-weighted index, where stock price is multiplied by the number of shares outstanding, with each stock affecting the Index in proportion to its market value. The Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

The Value Line Index is equally weighted and arithmetically averaged based on the price change of each of the index's 1650 component stocks from the previous day's close. Indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index.

(3.) The Lipper Multi-Cap Value Funds Average is an equally-weighted average consisting of 518 mutual funds (including Mutual Qualified Fund) within the Multi-Cap Value investment objective. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.





TOP 10 HOLDINGS
12/31/99

COMPANY,                                                          % OF TOTAL
INDUSTRY, COUNTRY                                                  NET ASSETS
--------------------------------------------------------------------------------
Investor AB, A&B,                                                       3.8%
Multi-Industry, Sweden

Canary Wharf Group PLC,                                                 3.6%
Real Estate, United Kingdom

Telephone and Data
Systems Inc.,                                                           3.2%
Telecommunications,
United States

Lagardere SCA,                                                          1.7%
Multi-Industry, France

BCE Inc.,                                                               1.7%
Telecommunications, Canada

Aventis SA,                                                             1.5%
Health & Personal Care,
France

MediaOne Group Inc.,                                                    1.4%
Broadcasting & Publishing,
United States

Total Fina SA B,                                                        1.3%
Energy Sources, France

Scripps Co. A,                                                          1.2%
Broadcasting & Publishing,
United States

Florida East Coast
Industries Inc.,                                                        1.2%
Transportation,
United States

TOP 10 INDUSTRIES*
12/31/99

                                                                      % OF TOTAL
INDUSTRY                                                              NET ASSETS
--------------------------------------------------------------------------------
Multi-Industry                                                            10.1%

Financial Services                                                         9.5%

Health & Personal Care                                                     7.5%

Broadcasting & Publishing                                                  6.4%

Telecommunications                                                         6.3%

Real Estate                                                                5.0%

Banking                                                                    4.8%

Insurance                                                                  3.9%

Automobiles                                                                3.3%

Merchandising                                                              3.0%

*Based on equity securities.


our holding at several times our original investment. Elsewhere, issues such as LucasVarity PLC, Morton International Inc., Telecom Italia SpA, Long Beach Financial, Promus, and Chancellor Media were acquired by other companies at substantial premiums to previous trading levels.

Unfortunately, we owned a number of value-oriented stocks that disappointed investors and significantly hurt our performance. Three of these, Bank One Corp., PacifiCare and Healthsouth Corp. were especially detrimental. Believing that Bank One's valuation was no longer justified by its rising risk level, we greatly reduced our position.

The fund's portfolio composition changed only slightly during the year. A reduction in our banking positions, from 8.4% to just under 5% by year's end, was essentially offset by increased investment in other, more attractive financial issues, namely financial services and insurance stocks. First Union Corp. was one of our biggest sells in the banking sector because we lost confidence in the company's management and its general outlook. Elsewhere, we sold RJ Reynolds (RJR) due to growing concerns about tobacco litigation and RJR's underlying fundamentals. Other issues, such as Morgan Stanley Dean Witter & Co., were reduced as they appreciated over the course of the year and became, in our opinion, expensive stocks. Chase Manhattan Corp. and General Motors Corp. were also reduced, because they appreciated enough that their position size in the portfolio became too big relative to their valuations. While we've added numerous positions throughout the year, three are significant enough to warrant mention: Aventis SA (pharmaceuticals), Heller Financial Inc., and Pepsi Bottling Group Inc.

At the end of 1999, the market continued to trade at record highs. Considering the continued strength of the U.S. economy, signs of possible inflation, and record margin debt related to securing stock purchases, it appears the Federal Reserve will continue to increase interest rates. With stock prices at extremely high levels and the market increasingly narrow, we believe now is a time to be cautious. We remind you that we are bottom-up, value investors, constantly searching for stocks offering the opportunity to buy corporate assets for 60 cents on the dollar, and sell them as they approach our assessment of full, intrinsic value. Our assessment is based upon a company's earnings, cash flow and assets. We are comfortable that the fund's portfolio continues to meet our standards for purchasing stocks. And with 50%-60% of Nasdaq and NYSE stocks down in 1999, we believe several industry sectors offer excellent value and potential for significant returns in 2000, especially financials, healthcare services and automobile parts suppliers. The challenge is to find stocks and companies with catalysts that will cause their value to be realized. By adhering to our value strategy, we expect to participate in bull markets and outperform in bear markets. Providing our shareholders with an attractive, long-term compound return, with less risk and volatility than the overall markets, continues to be our priority.

As always, we appreciate your participation in Mutual Qualified Fund and welcome your comments and suggestions, either through regular mail or by e-mail at mutualseries@frk.com.

Sincerely,



/s/Raymond Garea
----------------
Raymond Garea
Portfolio Manager



/s/Jeff Diamond
---------------
Jeff Diamond
Assistant Portfolio Manager

The fund generally expects to hedge against currency risk where feasible and to the extent possible. The fund's value-oriented strategy may include investments in companies involved in mergers, reorganizations, restructurings or liquidations. It is important to remember that the fund may invest in lower-rated "junk bonds," which entail higher credit risks, as well as in foreign securities involving risks such as political uncertainty or fluctuations in foreign exchange rates in areas where the fund invests.

It is also important to note that stocks offer the potential for long-term gains but can be subject to short-term up and down price movements. Securities of companies involved in mergers, liquidations and reorganizations, and distressed/bankruptcy investments, involve higher credit risks. These and other risks are discussed in the prospectus, which you should review before making an investment decision.

This discussion reflects our views, opinions and portfolio holdings as of December 31, 1999, the end of the reporting period. However, market and economic conditions are changing constantly, which may affect our strategies and the fund's portfolio composition. Although past performance is not predictive of future results, these insights may help you understand our investment and management philosophy.

ONE-YEAR PERFORMANCE SUMMARY AS OF 12/31/99

One-year total return does not include sales charges. Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

CLASS Z: No initial sales charge or Rule 12b-1 fees and are available only to certain investors, as described in the prospectus.

CLASS A (formerly Class I): Subject to the current, maximum 5.75% initial sales charge.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C (formerly Class II): Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

For all share classes, the fund's manager has agreed in advance to waive a portion of its management fees, which increases total return to shareholders. If the manager had not taken this action, the fund's total returns would have been lower.

CLASS Z
One-Year Total Return             13.64%
Net Asset Value (NAV)             (12/31/99) $16.91         (12/31/98) $16.46
Change in NAV                     +$0.45
Distributions (1/1/99-12/31/99)   Dividend Income           $0.2913
                                  Long-Term Capital Gain    $1.4822
                                  ---------------------------------
                                  Total                     $1.7735

CLASS A
One-Year Total Return             13.27%
Net Asset Value (NAV)             (12/31/99) $16.87         (12/31/98) $16.42
Change in NAV                     +$0.45
Distributions (1/1/99-12/31/99)   Dividend Income           $0.2279
                                  Long-Term Capital Gain    $1.4822
                                  ---------------------------------
                                  Total                     $1.7101

CLASS B
One-Year Total Return             12.55%
Net Asset Value (NAV)             (12/31/99) $16.78         (1/1/99) $16.42
Change in NAV                     +$0.36
Distributions (1/1/99-12/31/99)   Dividend Income           $0.2016
                                  Long-Term Capital Gain    $1.4822
                                  ---------------------------------
                                  Total                     $1.6838

CLASS C
One-Year Total Return             12.54%
Net Asset Value (NAV)             (12/31/99) $16.80         (12/31/98) $16.35
Change in NAV                     +$0.45
Distributions (1/1/99-12/31/99)   Dividend Income           $0.1031
                                  Long-Term Capital Gain    $1.4822
                                  ---------------------------------
                                  Total                     $1.5853

Mutual Qualified Fund paid distributions derived from long-term capital gains of $1.4822 per share in December 1999. The fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852
(b)(3).


Past performance does not guarantee future results.

ADDITIONAL PERFORMANCE
AS OF QUARTER ENDED 12/31/99

CLASS Z                              1-YEAR      5-YEAR     10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)             13.64%    118.88%     279.31%

Average Annual Total Return(2)         13.64%     16.96%      14.26%

Value of $10,000 Investment(3)       $11,364    $21,888     $37,931

                                                            INCEPTION
CLASS A                              1-YEAR      3-YEAR     (11/1/96)
--------------------------------------------------------------------------------
Cumulative Total Return(1)             13.27%     41.17%      49.94%

Average Annual Total Return(2)          6.77%      9.99%      11.54%

Value of $10,000 Investment(3)       $10,677    $13,305     $14,130

                                                            INCEPTION
CLASS B                                          1-YEAR     (1/1/99)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                        12.55%       12.55%

Average Annual Total Return(2)                     9.03%        9.03%

Value of $10,000 Investment(3)                  $10,855      $10,855

                                                             INCEPTION
CLASS C                              1-YEAR      3-YEAR      (11/1/96)
--------------------------------------------------------------------------------
Cumulative Total Return(1)            12.54%      38.41%       46.86%

Average Annual Total Return(2)        11.38%      11.08%       12.56%

Value of $10,000 Investment(3)      $11,039     $13,702      $14,541


For updated performance figures, see the fund's "Prices and Performance" on the Internet at www.franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.


(1.) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

(3.) These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.


Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic, and political climates of countries where the fund invests. You may have a gain or loss when you sell your shares.


Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), fund expenses, account fees and reinvested distributions. The unmanaged indexes differ from the fund in composition, do not pay management fees or expenses and include reinvested dividends. One cannot invest directly in an index. As a result of changes to the Lipper domestic equity fund classifications during the reporting period, performance for the Lipper Growth & Income Funds Average will not be provided in the future. The fund has been reclassified by Lipper and is currently categorized as a Multi-Cap Value Fund. Performance for both averages has been provided for comparison purposes during this transitional period only. Future reports will include performance information for the Lipper Multi-Cap Funds Average, but not for the Lipper Growth & Income Funds Average.


AVERAGE ANNUAL TOTAL RETURN
12/31/99

CLASS Z
--------------------------------------------------------------------------------
1-Year                                                                    13.64%

5-Year                                                                    16.96%

10-Year                                                                   14.26%


                          CLASS Z (1/1/90 - 12/31/99)
This graph compares the performance of Mutual Qualified Fund - Class Z, as tracked by the growth in value of a $10,000 investment, to that of the S&P 500, Lipper Growth & Income Funds Average, and Lipper Multi-Cap Value Funds Average Indexes from 1/1/90-12/31/99.

                     MUTUAL QUALIFIED                      LIPPER GROWTH & INCOME    LIPPER MULTI-CAP VALUE
       DATE            FUND-CLASS Z          S&P 500           FUNDS AVERAGE             FUNDS AVERAGE
       ----          ----------------        -------       ----------------------    ----------------------
    01/01/1990            $10,000            $10,000               $10,000                   $10,000
    12/31/1990            $ 8,988            $ 9,690               $ 9,555                   $ 9,376
    12/31/1991            $10,887            $12,643               $12,354                   $12,051
    12/31/1992            $13,358            $13,606               $13,467                   $13,377
    12/31/1993            $16,391            $14,977               $15,118                   $15,212
    12/31/1994            $17,330            $15,175               $14,995                   $15,154
    12/31/1995            $21,940            $20,878               $19,711                   $19,922
    12/31/1996            $26,588            $25,671               $23,922                   $24,147
    12/31/1997            $33,212            $34,235               $30,397                   $30,447
    12/31/1998            $33,379            $44,020               $35,200                   $33,193
    12/31/1999            $37,931            $53,282               $40,051                   $35,769


Past performance does not guarantee future results.

CLASS A (11/1/96 - 12/31/99)

This graph compares the performance of Mutual Qualified Fund - Class A, as tracked by the growth in value of a $10,000 investment, to that of the S&P 500, Lipper Growth & Income Funds Average, and Lipper Multi-Cap Value Funds Average Indexes from 11/1/96 -12/31/99.

                     MUTUAL QUALIFIED                   LIPPER GROWTH & INCOME     LIPPER MULTI-CAP VALUE
       DATE           FUND - CLASS A       S&P 500           FUNDS AVERAGE              FUNDS AVERAGE
       ----          ----------------      -------      ----------------------     ----------------------
    11/01/1996           $ 9,425           $10,000              $10,000                    $10,000
    11/30/1996           $ 9,908           $10,756              $10,668                    $10,664
    12/31/1996           $10,034           $10,543              $10,557                    $10,620
    01/31/1997           $10,358           $11,202              $11,019                    $11,028
    02/28/1997           $10,578           $11,289              $11,077                    $11,120
    03/31/1997           $10,436           $10,825              $10,680                    $10,759
    04/30/1997           $10,529           $11,472              $11,076                    $11,060
    05/31/1997           $11,030           $12,170              $11,768                    $11,780
    06/30/1997           $11,389           $12,715              $12,222                    $12,208
    07/31/1997           $11,981           $13,728              $13,129                    $13,099
    08/31/1997           $11,874           $12,959              $12,678                    $12,779
    09/30/1997           $12,465           $13,669              $13,322                    $13,428
    10/31/1997           $12,119           $13,212              $12,851                    $12,909
    11/30/1997           $12,258           $13,824              $13,203                    $13,187
    12/31/1997           $12,487           $14,062              $13,425                    $13,403
    01/31/1998           $12,418           $14,218              $13,440                    $13,335
    02/28/1998           $13,133           $15,243              $14,364                    $14,262
    03/31/1998           $13,643           $16,024              $15,000                    $14,873
    04/30/1998           $13,657           $16,186              $15,101                    $14,934
    05/31/1998           $13,602           $15,907              $14,788                    $14,603
    06/30/1998           $13,505           $16,553              $15,035                    $14,638
    07/31/1998           $13,111           $16,376              $14,647                    $14,130
    08/31/1998           $11,154           $14,008              $12,490                    $12,023
    09/30/1998           $11,111           $14,906              $13,154                    $12,579
    10/31/1998           $11,761           $16,118              $14,120                    $13,562
    11/30/1998           $12,335           $17,094              $14,841                    $14,178
    12/31/1998           $12,507           $18,079              $15,503                    $14,626
    01/31/1999           $12,590           $18,835              $15,764                    $14,669
    02/28/1999           $12,240           $18,249              $15,280                    $14,223
    03/31/1999           $12,865           $18,979              $15,778                    $14,595
    04/30/1999           $13,992           $19,713              $16,710                    $15,704
    05/31/1999           $14,166           $19,248              $16,495                    $15,643
    06/30/1999           $14,577           $20,316              $17,209                    $16,189
    07/31/1999           $14,294           $19,683              $16,713                    $15,712
    08/31/1999           $13,620           $19,584              $16,366                    $15,231
    09/30/1999           $13,307           $19,048              $15,842                    $14,631
    10/31/1999           $13,659           $20,253              $16,558                    $15,152
    11/30/1999           $14,051           $20,664              $16,783                    $15,253
    12/31/1999           $14,130           $21,881              $17,544                    $15,727


AVERAGE ANNUAL TOTAL RETURN
12/31/99

CLASS A
--------------------------------------------------------------------------------
1-Year                                                                     6.77%

3-Year                                                                     9.99%

Since Inception (11/1/96)                                                 11.54%

CLASS B (1/1/99 - 12/31/99)

This graph compares the performance of Mutual Qualified Fund - Class B, as tracked by the growth in value of a $10,000 investment, to that of the S&P 500, Lipper Growth & Income Funds Average, and Lipper Multi-Cap Value Funds Average Indexes from 1/1/99 -12/31/99.

                    MUTUAL QUALIFIED                  LIPPER GROWTH & INCOME    LIPPER MULTI-CAP VALUE
      DATE           FUND - CLASS B      S&P 500           FUNDS AVERAGE             FUNDS AVERAGE
      ----          ----------------     -------      ----------------------    ----------------------
   01/01/1999           $10,000          $10,000              $10,000                   $10,000
   01/31/1999           $10,061          $10,418              $10,168                   $10,029
   02/28/1999           $ 9,787          $10,094              $ 9,856                   $ 9,724
   03/31/1999           $10,274          $10,498              $10,177                   $ 9,979
   04/30/1999           $11,163          $10,904              $10,779                   $10,737
   05/31/1999           $11,297          $10,647              $10,640                   $10,695
   06/30/1999           $11,617          $11,238              $11,100                   $11,069
   07/31/1999           $11,385          $10,887              $10,781                   $10,742
   08/31/1999           $10,851          $10,833              $10,556                   $10,413
   09/30/1999           $10,588          $10,536              $10,219                   $10,003
   10/31/1999           $10,864          $11,203              $10,680                   $10,359
   11/30/1999           $11,171          $11,430              $10,826                   $10,429
   12/31/1999           $10,855          $12,103              $11,316                   $10,753


AVERAGE ANNUAL TOTAL RETURN
12/31/99

CLASS B
--------------------------------------------------------------------------------
1-Year                                                                     9.03%

Since Inception (1/1/99)                                                   9.03%


Past performance does not guarantee future results.

AVERAGE ANNUAL TOTAL RETURN
12/31/99

CLASS C
--------------------------------------------------------------------------------
1-Year                                                                    11.38%

3-Year                                                                    11.08%

Since Inception (11/1/96)                                                 12.56%

CLASS C (11/1/96 - 12/31/99)

This graph compares the performance of Mutual Qualified Fund - Class C, as tracked by the growth in value of a $10,000 investment, to that of the S&P 500, Lipper Growth & Income Funds Average, and Lipper Multi-Cap Value Funds Average Indexes from 11/1/96-12/31/99.

                    MUTUAL QUALIFIED                  LIPPER GROWTH & INCOME    LIPPER MULTI-CAP VALUE
      DATE           FUND - CLASS C      S&P 500           FUNDS AVERAGE             FUNDS AVERAGE
      ----          ----------------     -------      ----------------------    ----------------------
   11/01/1996           $ 9,900          $10,000              $10,000                   $10,000
   11/30/1996           $10,404          $10,756              $10,668                   $10,664
   12/31/1996           $10,530          $10,543              $10,557                   $10,620
   01/31/1997           $10,864          $11,202              $11,019                   $11,028
   02/28/1997           $11,091          $11,289              $11,077                   $11,120
   03/31/1997           $10,935          $10,825              $10,680                   $10,759
   04/30/1997           $11,026          $11,472              $11,076                   $11,060
   05/31/1997           $11,552          $12,170              $11,768                   $11,780
   06/30/1997           $11,922          $12,715              $12,222                   $12,208
   07/31/1997           $12,531          $13,728              $13,129                   $13,099
   08/31/1997           $12,419          $12,959              $12,678                   $12,779
   09/30/1997           $13,025          $13,669              $13,322                   $13,428
   10/31/1997           $12,657          $13,212              $12,851                   $12,909
   11/30/1997           $12,795          $13,824              $13,203                   $13,187
   12/31/1997           $13,025          $14,062              $13,425                   $13,403
   01/31/1998           $12,946          $14,218              $13,440                   $13,335
   02/28/1998           $13,687          $15,243              $14,364                   $14,262
   03/31/1998           $14,213          $16,024              $15,000                   $14,873
   04/30/1998           $14,213          $16,186              $15,101                   $14,934
   05/31/1998           $14,148          $15,907              $14,788                   $14,603
   06/30/1998           $14,047          $16,553              $15,035                   $14,638
   07/31/1998           $13,619          $16,376              $14,647                   $14,130
   08/31/1998           $11,580          $14,008              $12,490                   $12,023
   09/30/1998           $11,529          $14,906              $13,154                   $12,579
   10/31/1998           $12,194          $16,118              $14,120                   $13,562
   11/30/1998           $12,786          $17,094              $14,841                   $14,178
   12/31/1998           $12,949          $18,079              $15,503                   $14,626
   01/31/1999           $13,028          $18,835              $15,764                   $14,669
   02/28/1999           $12,664          $18,249              $15,280                   $14,223
   03/31/1999           $13,297          $18,979              $15,778                   $14,595
   04/30/1999           $14,454          $19,713              $16,710                   $15,704
   05/31/1999           $14,629          $19,248              $16,495                   $15,643
   06/30/1999           $15,045          $20,316              $17,209                   $16,189
   07/31/1999           $14,745          $19,683              $16,713                   $15,712
   08/31/1999           $14,052          $19,584              $16,366                   $15,231
   09/30/1999           $13,710          $19,048              $15,842                   $14,631
   10/31/1999           $14,068          $20,253              $16,558                   $15,152
   11/30/1999           $14,467          $20,664              $16,783                   $15,253
   12/31/1999           $14,541          $21,881              $17,544                   $15,727





*Source: Standard and Poor's Micropal.

**Source: Lipper Analytical Services, Inc. Lipper Growth & Income Funds Average consists of 148 funds as of 12/31/99. Lipper Multi-Cap Value Funds average consists of 518 funds as of 12/31/99. Lipper calculations do not include sales charges; past and current expense reductions by the fund's manager increased the fund's total return. If these factors had been considered, the fund's performance relative to the Lipper averages may have been different.


Past performance does not guarantee future results.

MUTUAL QUALIFIED FUND
Financial Highlights

                                                                                     CLASS Z
                                                        ------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                        ------------------------------------------------------------------
                                                          1999++         1998          1997          1996          1995
                                                        ------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(For a share outstanding throughout the year)
Net asset value, beginning of year..................        $16.46        $18.19        $16.24        $14.87        $13.34
                                                        ------------------------------------------------------------------
Income from investment operations:
 Net investment income..............................           .23           .43           .37           .47           .33
 Net realized and unrealized gains (losses).........          1.99          (.38)         3.62          2.62          3.17
                                                        ------------------------------------------------------------------
Total from investment operations....................          2.22           .05          3.99          3.09          3.50
                                                        ------------------------------------------------------------------
Less distributions from:
 Net investment income..............................          (.29)         (.45)         (.64)         (.43)         (.33)
 Net realized gains ................................         (1.48)        (1.33)        (1.40)        (1.29)        (1.64)
                                                        ------------------------------------------------------------------
Total distributions.................................         (1.77)        (1.78)        (2.04)        (1.72)        (1.97)
                                                        ------------------------------------------------------------------
Net asset value, end of year........................        $16.91        $16.46        $18.19        $16.24        $14.87
                                                        ==================================================================
Total Return........................................        13.64%          .45%        24.95%        21.19%        26.60%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).....................    $3,152,050    $3,942,519    $5,239,947    $4,287,975    $3,002,132
Ratios to average net assets:
 Expenses(a)........................................          .80%          .77%          .79%          .75%          .76%
 Expenses, excluding waiver and payments by
   affiliate(a).....................................          .85%          .80%          .82%          .78%          .76%
 Net investment income..............................         1.31%         2.05%         1.85%         3.06%         2.71%
Portfolio turnover rate.............................        59.84%        66.84%        52.76%        65.03%        75.59%

(a)Excluding dividend expense on securities sold
   short, the ratios of expenses and expenses,
   excluding waiver and payments by affiliate to
   average net assets would have been:
 Expenses...........................................          .77%          .76%          .75%          .75%          .72%
 Expenses, excluding waiver and payments by
   affiliate........................................          .82%          .79%          .78%          .78%          .72%

+Per share amounts for all periods prior to December 31, 1996 have been restated to reflect a 2-for-1 stock split effective February 3, 1997.
++Based on average weighted shares outstanding.

MUTUAL QUALIFIED FUND
Financial Highlights (continued)

                                                                                      CLASS A
                                                                ----------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                                ----------------------------------------------------
                                                                1999+++          1998         1997+++         1996+
                                                                ----------------------------------------------------
PER SHARE OPERATING PERFORMANCE++
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................      $16.42         $18.14         $16.23        $16.40
                                                                ----------------------------------------------------
Income from investment operations:
 Net investment income......................................         .17            .35            .28           .16
 Net realized and unrealized gains (losses).................        1.99           (.35)          3.63           .89
                                                                ----------------------------------------------------
Total from investment operations............................        2.16           0.00           3.91          1.05
                                                                ----------------------------------------------------
Less distributions from:
 Net investment income......................................        (.23)          (.39)          (.60)         (.41)
 Net realized gains.........................................       (1.48)         (1.33)         (1.40)         (.81)
                                                                ----------------------------------------------------
Total distributions.........................................       (1.71)         (1.72)         (2.00)        (1.22)
                                                                ----------------------------------------------------
Net asset value, end of year................................      $16.87         $16.42         $18.14        $16.23
                                                                ====================================================
Total Return*...............................................      13.27%           .15%         24.44%         6.47%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............................    $471,313       $570,143       $452,590       $20,381
Ratios to average net assets:
 Expenses(a)................................................       1.14%          1.12%          1.14%         1.13%**
 Expenses, excluding waiver and payments by affiliate(a)....       1.19%          1.15%          1.17%         1.28%**
 Net investment income......................................        .97%          1.66%          1.48%         3.19%**
Portfolio turnover rate.....................................      59.84%         66.84%         52.76%        65.03%

(a)Excluding dividend expense on securities sold short, the
   ratios of expenses and expenses, excluding waiver and
   payments by affiliate to average net assets would have
   been:
 Expenses...................................................       1.11%          1.11%          1.10%         1.13%**
 Expenses, excluding waiver and payments by affiliate.......       1.16%          1.14%          1.13%         1.28%**

*Total return does not reflect sales commissions and is not annualized. **Annualized.
+For the period November 1, 1996 (effective date) to December 31, 1996.
++Per share amounts for the period ended December 31, 1996 have been restated to reflect a 2-for-1 stock split effective February 3, 1997.
+++Based on average weighted shares outstanding.
 14

MUTUAL QUALIFIED FUND
Financial Highlights (continued)

                                                                     CLASS B
                                                                ------------------
                                                                    YEAR ENDED
                                                                DECEMBER 31, 1999+
                                                                ------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................          $16.42
                                                                ------------------
Income from investment operations:
 Net investment income......................................             .03
 Net realized and unrealized gains..........................            2.01
                                                                ------------------
Total from investment operations............................            2.04
                                                                ------------------
Less distributions from:
 Net investment income......................................            (.20)
 Net realized gains.........................................           (1.48)
                                                                ------------------
Total distributions.........................................           (1.68)
                                                                ------------------
Net asset value, end of year................................          $16.78
                                                                ==================
Total Return*...............................................          12.55%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............................          $4,168
Ratios to average net assets:
 Expenses(a)................................................           1.81%
 Expenses, excluding waiver and payments by affiliate(a)....           1.86%
 Net investment income......................................            .20%
Portfolio turnover rate.....................................          59.84%

(a)Excluding dividend expense on securities sold short, the ratios of expenses and expenses, excluding waiver and payments by affiliate to average net assets would have been:
 Expenses...................................................           1.78%
 Expenses, excluding waiver and payments by affiliate.......           1.83%

*Total return does not reflect the contingent deferred sales charge and is not annualized.
+Effective date of Class B shares was January 1, 1999. Based on average weighted shares outstanding.

MUTUAL QUALIFIED FUND
Financial Highlights (continued)

                                                                                      CLASS C
                                                                ---------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                                ---------------------------------------------------
                                                                1999+++          1998         1997+++        1996+
                                                                ---------------------------------------------------
PER SHARE OPERATING PERFORMANCE++
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................      $16.35         $18.09         $16.23       $16.40
                                                                ---------------------------------------------------
Income from investment operations:
 Net investment income......................................         .05            .24            .16          .13
 Net realized and unrealized gains (losses).................        1.98           (.37)          3.63          .91
                                                                ---------------------------------------------------
Total from investment operations............................        2.03           (.13)          3.79         1.04
                                                                ---------------------------------------------------
Less distributions from:
 Net investment income......................................        (.10)          (.28)          (.53)        (.39)
 Net realized gains.........................................       (1.48)         (1.33)         (1.40)        (.82)
                                                                ---------------------------------------------------
Total distributions.........................................       (1.58)         (1.61)         (1.93)       (1.21)
                                                                ---------------------------------------------------
Net asset value, end of year................................      $16.80         $16.35         $18.09       $16.23
                                                                ===================================================
Total Return*...............................................      12.54%         (.58)%         23.66%        6.37%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............................    $264,902       $322,609       $231,721       $9,963
Ratios to average net assets:
 Expenses(a)................................................       1.80%          1.77%          1.79%        1.78%**
 Expenses, excluding waiver and payments by affiliate(a)....       1.84%          1.80%          1.82%        1.93%**
 Net investment income......................................        .32%          1.01%           .84%        2.59%**
Portfolio turnover rate.....................................      59.84%         66.84%         52.76%       65.03%

(a)Excluding dividend expense on securities sold short, the
   ratios of expenses and expenses, excluding waiver and
   payments by affiliate to average net assets would have
   been:
 Expenses...................................................       1.77%          1.76%          1.75%        1.78%**
 Expenses, excluding waiver and payments by affiliate.......       1.81%          1.79%          1.78%        1.93%**

*Total return does not reflect sales commissions or the contingent deferred sales charge and is not annualized.
**Annualized.
+For the period November 1, 1996 (effective date) to December 31, 1996.
++Per share amounts for the period ended December 31, 1996 have been restated to reflect a 2-for-1 stock split effective February 3, 1997.
+++Based on average weighted shares outstanding.
                       See Notes to Financial Statements.
 16

MUTUAL QUALIFIED FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999

                                                                   COUNTRY           SHARES            VALUE
-----------------------------------------------------------------------------------------------------------------
COMMON STOCKS 86.9%
AEROSPACE & MILITARY TECHNOLOGY 1.0%
B.F. Goodrich Co. ..........................................    United States          657,900     $   18,092,250
*Hexcel Corp. ..............................................    United States          843,498          4,691,958
Lockheed Martin Corp. ......................................    United States          724,244         15,842,838
                                                                                                   --------------
                                                                                                       38,627,046
                                                                                                   --------------
AUTOMOBILES 3.3%
Borg-Warner Automotive Inc. ................................    United States          480,200         19,448,100
Delphi Automotive Systems Corp. ............................    United States        1,769,336         27,867,042
General Motors Corp. .......................................    United States          509,000         36,997,938
*Lear Corp. ................................................    United States          848,400         27,148,800
Meritor Automotive Inc. ....................................    United States          737,400         14,287,125
*SPX Corp. .................................................    United States           48,500          3,919,406
                                                                                                   --------------
                                                                                                      129,668,411
                                                                                                   --------------
BANKING 4.8%
Bank One Corp. .............................................    United States          909,214         29,151,674
Chase Manhattan Corp. ......................................    United States          589,844         45,823,506
*Imperial Bancorp...........................................    United States          241,028          5,814,801
M & T Bank Corp. ...........................................    United States           44,429         18,404,713
National City Corp. ........................................    United States          424,181         10,047,787
Sovereign Bancorp Inc. .....................................    United States        3,000,800         22,365,338
TCF Financial Corp. ........................................    United States        1,078,700         26,832,663
U.S. Bancorp................................................    United States        1,229,686         29,281,898
                                                                                                   --------------
                                                                                                      187,722,380
                                                                                                   --------------
BEVERAGES & TOBACCO 2.4%
Altadis SA, A...............................................        Spain              665,257          9,510,369
Brown-Forman Corp., A.......................................    United States           18,700          1,008,631
Brown-Forman Corp., B.......................................    United States          172,300          9,864,175
Gallaher Group PLC..........................................    United Kingdom       3,921,100         16,697,801
Gallaher Group PLC, ADR.....................................    United Kingdom         164,000          2,521,500
Genesee Corp., A............................................    United States            1,000             20,000
Mikuni Coca-Cola Bottling Co. ..............................        Japan              321,500          5,631,795
Pepsi Bottling Group Inc. ..................................    United States        1,646,500         27,270,156
UST Inc. ...................................................    United States          773,850         19,491,347
                                                                                                   --------------
                                                                                                       92,015,774
                                                                                                   --------------
BROADCASTING & PUBLISHING 6.4%
*AMFM Inc. .................................................    United States          199,530         15,613,222
*AT&T Corp. - Liberty Media Group, A........................    United States          341,912         19,403,506
Daily Mail & General Trust PLC, A...........................    United Kingdom          43,951          2,955,543
Dow Jones & Co. Inc. .......................................    United States          532,600         36,216,800
*MediaOne Group Inc. .......................................    United States          699,300         53,714,981
Meredith Corp. .............................................    United States          408,700         17,037,681
NV Holdingsmig de Telegraaf.................................     Netherlands         1,838,454         40,718,804

MUTUAL QUALIFIED FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                   COUNTRY           SHARES            VALUE
-----------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
BROADCASTING & PUBLISHING (CONT.)
Scripps Co., A..............................................    United States        1,068,200     $   47,868,713
Washington Post Co., B......................................    United States           26,550         14,758,481
                                                                                                   --------------
                                                                                                      248,287,731
                                                                                                   --------------
BUILDING MATERIALS & COMPONENTS 1.2%
*American Standard Cos. Inc. ...............................    United States          423,500         19,428,062
Hussman International Inc. .................................    United States        1,039,300         15,654,456
Lennox International Inc. ..................................    United States          754,400          6,931,050
*Service Experts Inc. ......................................    United States          657,600          3,822,300
                                                                                                   --------------
                                                                                                       45,835,868
                                                                                                   --------------
BUSINESS & PUBLIC SERVICES 2.1%
Laidlaw Inc. ...............................................        Canada               6,000             31,500
Laidlaw Inc., fgn. .........................................        Canada             884,800          4,620,126
*Republic Services Inc., A..................................    United States        2,246,200         32,289,125
Suez Lyonnaise des Eaux SA..................................        France             286,606         45,906,589
                                                                                                   --------------
                                                                                                       82,847,340
                                                                                                   --------------
CHEMICALS 2.9%
Bayer AG, Br. ..............................................       Germany             373,800         17,762,368
ChemFirst Inc. .............................................    United States          766,700         16,771,562
CK Witco Corp. .............................................    United States        1,412,300         18,889,512
Geon Co. ...................................................    United States          495,400         16,100,500
Lyondell Chemical Co. ......................................    United States          420,000          5,355,000
Omnova Solutions Inc. ......................................    United States        1,562,600         12,110,150
Union Carbide Corp. ........................................    United States          379,150         25,308,263
                                                                                                   --------------
                                                                                                      112,297,355
                                                                                                   --------------
DATA PROCESSING & REPRODUCTION 1.2%
Autodesk Inc. ..............................................    United States          459,000         15,491,250
*Network Associates Inc. ...................................    United States          511,200         13,642,650
*Quantum Corp-DSSG..........................................    United States          883,612         13,364,632
*Quantum Corp-HDDG..........................................    United States          864,306          5,996,123
                                                                                                   --------------
                                                                                                       48,494,655
                                                                                                   --------------
ELECTRONIC COMPONENTS & INSTRUMENTS .8%
*General Instrument Corp. ..................................    United States          222,000         18,870,000
Thomas & Betts Corp. .......................................    United States          160,400          5,112,750
*Varian Inc. ...............................................    United States          362,600          8,158,500
                                                                                                   --------------
                                                                                                       32,141,250
                                                                                                   --------------
ENERGY EQUIPMENT & SERVICES .7%
*Cooper Cameron Corp. ......................................    United States          138,800          6,792,525
*Weatherford International Inc. ............................    United States          514,605         20,552,037
                                                                                                   --------------
                                                                                                       27,344,562
                                                                                                   --------------

MUTUAL QUALIFIED FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                   COUNTRY           SHARES            VALUE
-----------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
ENERGY SOURCES 3.4%
*Abraxas Petroleum Corp. ...................................    United States          220,289     $      206,521
Atlantic Richfield Co. .....................................    United States          317,950         27,502,675
Burlington Resources Inc. ..................................    United States          471,200         15,579,050
Royal Dutch Petroleum Co., N.Y. shs.........................     Netherlands           314,800         19,025,725
Shell Transport & Trading Co. PLC...........................    United Kingdom       2,065,500         17,166,045
Total Fina SA, B............................................        France             384,068         51,232,266
                                                                                                   --------------
                                                                                                      130,712,282
                                                                                                   --------------
FINANCIAL SERVICES 9.5%
*Ambase Corp. ..............................................    United States        1,981,800          1,862,892
+Bay View Capital Corp. ....................................    United States        1,100,000         15,606,250
CIT Group Inc., A...........................................    United States        1,577,810         33,331,236
Commercial Federal Corp. ...................................    United States        1,919,510         34,191,272
Dime Bancorp Inc. ..........................................    United States          454,000          6,866,750
Finova Group Inc. ..........................................    United States        1,090,200         38,702,100
Greenpoint Financial Corp. .................................    United States        1,409,600         33,566,100
Heller Financial Inc. ......................................    United States        1,737,200         34,852,575
Household International Inc. ...............................    United States        1,014,573         37,792,844
+*ITLA Capital Corp. .......................................    United States          689,000          8,655,563
Lehman Brothers Holdings Inc. ..............................    United States           58,800          4,979,625
*MFN Financial Corp. .......................................    United States          337,490          2,193,685
Metris Cos. Inc. ...........................................    United States          969,600         34,602,600
Morgan Stanley, Dean Witter & Co. ..........................    United States           41,300          5,895,575
PMI Group Inc. .............................................    United States          599,900         29,282,619
Power Corp. of Canada.......................................        Canada             331,700          5,677,830
Power Financial Corp. ......................................        Canada             230,300          3,822,671
United Asset Management Corp. ..............................    United States        2,011,100         37,331,044
                                                                                                   --------------
                                                                                                      369,213,231
                                                                                                   --------------
FOOD & HOUSEHOLD PRODUCTS 2.3%
Associated British Foods PLC................................    United Kingdom          52,100            286,909
CBRL Group Inc. ............................................    United States        1,262,300         12,248,255
+CKE Restaurants Inc. ......................................    United States        2,592,886         15,233,205
+*Fine Host Corp. ..........................................    United States          452,571          4,480,453
Seaboard Corp. .............................................    United States           10,100          1,961,925
(R)*Sunbeam Corp. ..........................................    United States        4,800,554         18,092,088
U.S. Industries Inc. .......................................    United States          695,500          9,737,000
+Van Melle NV...............................................     Netherlands           476,517         27,344,678
                                                                                                   --------------
                                                                                                       89,384,513
                                                                                                   --------------
FOREST PRODUCTS & PAPER .2%
+*Fibermark Inc. ...........................................    United States          754,400          8,864,200
                                                                                                   --------------
HEALTH & PERSONAL CARE 7.5%
Aetna Inc. .................................................    United States          170,000          9,488,125
American Home Products Corp. ...............................    United States           29,700          1,171,294
Aventis SA..................................................        France             981,474         57,013,037
Banyu Pharmaceutical Co. Ltd. ..............................        Japan              615,800          9,551,725

MUTUAL QUALIFIED FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                   COUNTRY           SHARES            VALUE
-----------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
HEALTH & PERSONAL CARE (CONT.)
*Foundation Health Systems, A...............................    United States          914,900     $    9,091,819
*Health Management Associates Inc., A.......................    United States        1,762,000         23,566,750
+*Mid Atlantic Medical Services Inc. .......................    United States        3,612,400         30,028,075
Ono Pharmaceutical Co Ltd. .................................        Japan              527,900         14,155,170
*PacifiCare Health Systems Inc. ............................    United States          711,332         37,700,596
*PSS World Medical Inc. ....................................    United States        2,501,100         23,604,131
*Quorum Health Group Inc. ..................................    United States        1,769,300         16,476,606
Sankyo Co. Ltd. ............................................        Japan              559,100         11,490,043
*Tenet Healthcare Corp. ....................................    United States        1,883,200         44,255,200
Ventas Inc. ................................................    United States        1,025,000          4,292,187
                                                                                                   --------------
                                                                                                      291,884,758
                                                                                                   --------------
INDUSTRIAL COMPONENTS 1.2%
Gencorp Inc. ...............................................    United States        1,355,700         13,387,538
(R)+*Lancer Industries Inc., B..............................    United States                4         14,359,074
Mark IV Industries Inc. ....................................    United States          768,600         13,594,613
*Owens-Illinois Inc. .......................................    United States          289,300          7,250,581
                                                                                                   --------------
                                                                                                       48,591,806
                                                                                                   --------------
INSURANCE 3.9%
Allmerica Financial Corp. ..................................    United States          523,300         29,108,562
AON Corp. ..................................................    United States          122,800          4,912,000
Enhance Financial Services Group Inc. ......................    United States          564,600          9,174,750
Jefferson-Pilot Corp. ......................................    United States            7,400            505,050
Lincoln National Corp. .....................................    United States          197,000          7,880,000
MBIA Inc. ..................................................    United States          407,100         21,499,969
Old Republic International Corp. ...........................    United States          419,900          5,721,138
Radian Group Inc. ..........................................    United States          552,300         26,372,325
ReliaStar Financial Corp. ..................................    United States          193,100          7,567,106
White Mountain Insurance Group Inc. ........................    United States          141,876         17,096,058
XL Capital Ltd., A..........................................       Bermuda             440,300         22,840,562
                                                                                                   --------------
                                                                                                      152,677,520
                                                                                                   --------------
LEISURE & TOURISM 2.2%
Galileo International Inc. .................................    United States          654,300         19,588,106
Hilton Hotels Corp. ........................................    United States        1,381,302         13,295,032
*Park Place Entertainment Corp. ............................    United States        2,016,600         25,207,500
*Prime Hospitality Corp. ...................................    United States        1,858,400         16,377,150
Starwood Hotels & Resorts Worldwide Inc. ...................    United States          454,600         10,683,100
                                                                                                   --------------
                                                                                                       85,150,888
                                                                                                   --------------
MACHINERY & ENGINEERING .8%
Invensys PLC................................................    United Kingdom       5,901,473         31,759,628
                                                                                                   --------------
MERCHANDISING 3.0%
+*Dress Barn Inc. ..........................................    United States        1,288,300         21,417,988
*Federated Department Stores Inc. ..........................    United States          140,300          7,093,918
J.C. Penney Co. Inc. .......................................    United States          762,300         15,198,356

MUTUAL QUALIFIED FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                   COUNTRY           SHARES            VALUE
-----------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
MERCHANDISING (CONT.)
May Department Stores Co. ..................................    United States          305,400     $    9,849,150
*Payless Shoesource Inc. ...................................    United States          526,400         24,740,800
*Saks Inc. .................................................    United States        1,314,100         20,450,681
Sears, Roebuck & Co. .......................................    United States          562,300         17,115,006
                                                                                                   --------------
                                                                                                      115,865,899
                                                                                                   --------------
METALS & MINING .7%
Allegheny Technologies Inc. ................................    United States          110,530          2,480,017
*Ucar International Inc. ...................................    United States        1,406,100         25,046,156
                                                                                                   --------------
                                                                                                       27,526,173
                                                                                                   --------------
MULTI-INDUSTRY 10.1%
*Alleghany Corp. ...........................................    United States          108,324         20,094,102
*Berkshire-Hathaway Inc., A.................................    United States              425         23,842,500
Compagnie Financiere Richemont AG, Br., A...................     Switzerland            13,212         31,526,279
Crane Co. ..................................................    United States          809,700         16,092,787
Harsco Corp. ...............................................    United States          267,400          8,489,950
Investor AB, A..............................................        Sweden           3,551,600         50,528,348
Investor AB, B..............................................        Sweden           7,029,400         99,180,247
Kansas City Southern Industries Inc. .......................    United States          245,000         18,283,125
Lagardere SCA...............................................        France           1,222,796         66,476,376
*Thermo Electron Corp. .....................................    United States        1,230,000         18,450,000
TRW Inc. ...................................................    United States          501,900         26,067,431
Williams PLC................................................    United Kingdom       3,235,800         14,799,221
                                                                                                   --------------
                                                                                                      393,830,366
                                                                                                   --------------
REAL ESTATE 5.0%
*Alexander's Inc. ..........................................    United States          132,890         10,498,310
*Al-Zar Ltd. LP.............................................    United States               59                295
*Cadillac Fairview Corp. ...................................        Canada             666,735         15,355,333
*Cadillac Fairview Corp., wts., 7/31/00.....................        Canada             126,360          1,302,140
*Canary Wharf Group PLC.....................................    United Kingdom      22,306,672        138,251,834
+MBO Properties Inc. .......................................    United States          412,418            206,209
(R)+*S.H. Mortgage Acquisition LLC..........................    United States          387,991            872,050
(R)*Security Capital European Realty........................    United States          425,000          6,123,188
+*Wellsford Real Properties Inc. ...........................    United States        2,404,348         20,436,958
                                                                                                   --------------
                                                                                                      193,046,317
                                                                                                   --------------
RECREATION & OTHER CONSUMER GOODS .3%
*Gtech Holdings Corp. ......................................    United States          557,200         12,258,400
                                                                                                   --------------
TELECOMMUNICATIONS 6.3%
BCE Inc. ...................................................        Canada             715,250         64,876,573
*General Motors Corp., H....................................    United States          100,400          9,638,400
Portugal Telecom SA.........................................       Portugal          1,046,000         11,467,774
Telecom Italia SpA..........................................        Italy            3,815,800         23,256,673

MUTUAL QUALIFIED FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                   COUNTRY           SHARES            VALUE
-----------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
TELECOMMUNICATIONS (CONT.)
Telephone & Data Systems Inc. ..............................    United States        1,001,300     $  126,163,800
U.S. West Inc. .............................................    United States          163,200         11,750,400
                                                                                                   --------------
                                                                                                      247,153,620
                                                                                                   --------------
TRANSPORTATION 2.6%
Burlington Northern Santa Fe Corp. .........................    United States          407,000          9,869,750
Florida East Coast Industries Inc. .........................    United States        1,126,100         47,014,675
Railtrack Group PLC.........................................    United Kingdom       2,603,138         42,700,601
                                                                                                   --------------
                                                                                                       99,585,026
                                                                                                   --------------
UTILITIES ELECTRICAL & GAS 1.1%
*Citizens Utilities Co., B..................................    United States        1,802,179         25,568,415
Veba AG.....................................................       Germany             349,900         17,084,617
                                                                                                   --------------
                                                                                                       42,653,032
                                                                                                   --------------
TOTAL COMMON STOCKS (COST $2,579,996,652)...................                                        3,385,440,031
                                                                                                   --------------
                                                                                   PRINCIPAL
                                                                                    AMOUNT**
                                                                                  ------------
CORPORATE BONDS AND NOTES 2.5%
Abraxas Petroleum Corp., Series A, 11.50%, 11/01/04.........    United States     $  2,586,500          2,366,647
Dictaphone Corp.:
  Revolver..................................................    United States        4,223,585          3,970,170
  Tranche B, Term Loan......................................    United States        2,747,500          2,610,125
Eurotunnel Finance Ltd.:
  Equity Note 12/31/03......................................    United Kingdom       5,745,253GBP       3,992,532
  Participating Loan Note, 4/30/40..........................    United Kingdom       1,020,000GBP         692,341
Eurotunnel PLC:
  12/31/18, Tier 2..........................................    United Kingdom       9,298,020GBP      10,443,499
  12/31/25, Tier 3..........................................    United Kingdom       6,602,435GBP       6,028,695
  12/31/50, Resettable Advance R5...........................    United Kingdom       2,616,160GBP       1,416,380
  Stabilization Advance S8, Tier 1..........................    United Kingdom       3,003,200GBP       1,164,840
  Stabilization Advance S8, Tier 2..........................    United Kingdom       1,923,311GBP         621,656
Eurotunnel SA:
  12/31/12, Tier 1 (Libor)..................................        France           2,337,047EUR       1,846,956
  12/31/12, Tier 1 (Pibor)..................................        France           1,350,451EUR       1,067,255
  12/31/18, Tier 2 (Libor)..................................        France          12,837,186EUR       8,917,405
  12/31/18, Tier 2 (Pibor)..................................        France           3,830,475EUR       2,660,855
  12/31/25, Tier 3 (Libor)..................................        France          20,784,309EUR      11,613,099
  12/31/25, Tier 3 (Pibor)..................................        France           8,280,576EUR       4,626,719
  12/31/50, Resettable Advance R4...........................        France          13,236,295EUR       4,397,440
  Stabilization Advance S6, Tier 1 (Pibor)..................        France           1,379,124EUR         333,222
  Stabilization Advance S6, Tier 2..........................        France           3,605,411EUR         725,946
  Stabilization Advance S7, Tier 1 (Pibor)..................        France           2,368,261EUR         572,217
MFN Financial Corp.:
  Series A, 10.00%, 3/23/01.................................    United States        1,402,111          1,353,037
  Series B, FRN, 10.676%, 3/23/01...........................    United States        2,377,108          2,305,795

MUTUAL QUALIFIED FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                                   PRINCIPAL
                                                                   COUNTRY          AMOUNT**           VALUE
-----------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES (CONT.)
RH Cement Finance PLC, 144A, 31.20%, 3/10/00                    Irish Republic    $  3,050,000     $    3,385,500
Rite Aid Corp.:
  7.125%, 1/15/07...........................................    United States        1,625,000          1,202,500
  144A, 6.125%, 12/15/08....................................    United States          390,000            276,900
  6.875%, 8/15/13...........................................    United States          490,000            328,300
SFC New Holdings Inc., PIK, 13.25%, 8/15/03.................    United States        7,112,000          5,120,640
Southwest Royalties Inc., B, 10.50%, 10/15/04...............    United States       15,367,000          8,221,345
TFM SA de CV:
  senior disc. note, zero cpn. .............................        Mexico           4,450,000          2,859,125
  10.25%, 6/15/07...........................................        Mexico             350,000            332,500
Tribasa Toll Road Trust I:
  10.50%, 12/01/11..........................................        Mexico             171,250             68,500
  144A, 10.50%, 12/01/11....................................        Mexico           1,847,703            739,081
                                                                                                   --------------
TOTAL CORPORATE BONDS AND NOTES (COST $106,393,595).........                                           96,261,222
                                                                                                   --------------
BONDS & NOTES IN REORGANIZATION 3.7%
*Acme Metals Inc., Term Loan................................    United States        2,531,000          2,151,350
*Aiken Cnty S C Indl Rev Ref Beloit, 6.00%, 12/01/11........    United States          375,000            142,500
*Altos Hornos de Mexico SA:
  cvt., 5.50%, 12/15/01.....................................        Mexico             180,000             61,200
  Series A, 11.375%, 4/30/02................................        Mexico             800,000            316,000
  Series B, 11.875%, 4/30/04................................        Mexico             550,000            217,250
  Tranche A, Term Loan......................................    United States        1,031,334            433,160
*Breed Technologies Inc.:
  Bank Debt.................................................    United States           25,239             14,765
  Term Loan B...............................................    United States          172,657            101,004
*Brunos Inc.:
  Revolver..................................................    United States        2,243,400          1,323,606
  Tranche A, Term Loan......................................    United States        4,150,540          2,448,819
  Tranche B, Term Loan......................................    United States        3,776,260          2,227,993
*Crown Leasing, Bank Claim..................................        Japan          929,473,897JPY         629,443
*Decision One Corp.:
  Revolver..................................................    United States        3,219,430          1,440,695
  Tranche A, Term Loan......................................    United States       10,542,101          4,717,590
  Tranche B, Term Loan......................................    United States        4,910,160          2,197,297
*Dow Corning Corp.:
  9.30%, 1/27/98............................................    United States        1,835,000          2,660,750
  8.55%, 3/01/01............................................    United States        1,000,000          1,350,000
  9.38%, 2/01/08............................................    United States          735,000          1,058,400
  8.15%, 10/15/29...........................................    United States        5,150,000          6,952,500
  Bank Debt.................................................    United States        1,801,364          2,476,875
  Bank Debt #1..............................................    United States        2,850,000          3,918,750
  Bank Claim................................................    United States        7,437,830         10,227,017
*Harnischfeger Industries Inc.:
  8.90%, 3/01/22............................................    United States        3,280,000          1,246,400
  8.70%, 6/15/22............................................    United States        2,265,000            860,700
  7.25%, 12/15/25...........................................    United States        5,885,000          2,236,300
  6.875%, 2/15/27...........................................    United States        3,185,000          1,210,300

MUTUAL QUALIFIED FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                                   PRINCIPAL
                                                                   COUNTRY          AMOUNT**           VALUE
-----------------------------------------------------------------------------------------------------------------
BONDS & NOTES IN REORGANIZATION (CONT.)
*Integrated Health Services Inc.:
  Revolver..................................................    United States     $  4,121,000     $    1,895,660
  Tranche B, Term Loan......................................    United States        5,213,611          2,398,261
  Tranche C, Term Loan......................................    United States        3,595,408          1,653,888
*Koninklijke Ned Vlieg Fokker NV, Trade Claim...............     Netherlands         5,699,306EUR       1,663,947
*Loewen Group., Series 5, 6.10%, 10/01/02...................        Canada           3,030,000CAD       1,005,879
*Loewen Group International Inc.:
  Revolver..................................................    United States        1,429,112            757,429
  144A, 6.70%, 10/01/99.....................................        Canada           7,920,000          3,880,800
  Series 3, 7.50%, 4/15/01..................................        Canada           2,595,000          1,271,550
  Series 3, 7.75%, 10/15/01.................................        Canada           2,100,000          1,029,000
  Series 2, 8.25%, 4/15/03..................................        Canada           1,925,000            943,250
  Series 6, 7.20%, 6/01/03..................................        Canada          14,865,000          7,432,500
  Series 4, 8.25%, 10/15/03.................................        Canada           3,150,000          1,543,500
  Series 7, 7.60%, 6/1/08...................................        Canada          11,225,000          5,612,500
*Mariner Post-acute Network Inc.:
  Revolver..................................................    United States          765,000            244,800
  Tranche A, Term Loan......................................    United States        1,121,434            358,859
  Tranche B, Term Loan......................................    United States          977,160            312,691
  Tranche C, Term Loan......................................    United States          497,128            159,081
*Nippon Credit Bank Ltd., Bank Claim........................        Japan          473,135,325JPY         739,825
*Nippon Total Finance, Bank Claim...........................        Japan          479,670,951JPY         279,240
*Paging Network Inc., Revolver A............................    United States        5,099,000          4,334,150
*Philip Services Corp.:
  Revolver Canadian Operating, CAD Tranche..................        Canada             439,400            175,760
  Revolver Tranche 1........................................    United States        3,349,789          1,339,916
  Revolver Tranche 2........................................    United States        3,384,242          1,353,697
  Revolver Tranche 3........................................    United States        1,555,775            622,310
*Port Seattle Wash Rev Ref-Beloit Proj., 6.00%, 12/01/17....    United States          200,000             76,000
*Pratama Datakom Asia BV:
  144A, 12.75%, 7/15/05.....................................      Indonesia          6,855,000          1,233,900
  Reg S, 12.75%, 7/15/05....................................      Indonesia          1,520,000            273,600
*Southeast Banking Corp.:
  zero coupon, 12/18/96.....................................    United States        2,000,000            535,000
  4.75%, 10/15/97...........................................    United States        2,200,000            539,000
  zero coupon, 11/12/97.....................................    United States          750,000            200,625
  10.50%, 4/11/01...........................................    United States        3,875,000            536,145
*United Companies Financial Corp., Revolver.................    United States       24,682,800         19,746,240
*Vencor Inc.
  9.875%, 5/01/05...........................................    United States       14,540,000          3,017,050
  Revolver..................................................    United States        2,680,825          1,755,941
  Term Loan A...............................................    United States       10,977,974          7,190,573
  Term Loan B...............................................    United States        6,613,161          4,331,620
  Tranche A, Term Loan 3/07/00..............................    United States        1,760,179          1,742,577
  Tranche B, Term Loan 3/07/00..............................    United States          600,000            594,000

MUTUAL QUALIFIED FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                                   PRINCIPAL
                                                                   COUNTRY          AMOUNT**           VALUE
-----------------------------------------------------------------------------------------------------------------
BONDS & NOTES IN REORGANIZATION (CONT.)
*Ventas Inc.:
  Tranche A, Bridge Loan....................................    United States     $  2,324,695     $    2,103,849
  Tranche B, Revolver.......................................    United States        2,175,284          1,968,632
  Tranche C, Term Loan A....................................    United States        2,251,105          2,037,250
  Tranche D, Term Loan B....................................    United States        1,597,005          1,477,230
                                                                                                   --------------
TOTAL BONDS & NOTES IN REORGANIZATION (COST $137,829,094)...                                          142,988,389
                                                                                                   --------------
COMPANIES IN LIQUIDATION (COST $97,408) .1%
*City Investing Company Liquidating Trust...................    United States        1,579,485          2,023,715
                                                                                                   --------------
GOVERNMENT AGENCIES 5.9%
Fannie Mae, 5.20% to 5.92%, with maturities to 12/07/00.....    United States      115,100,000        110,987,470
Federal Home Loan Bank, 4.775% to 5.820%, with maturities to
  4/12/01...................................................    United States       96,050,000         94,336,490
Federal Home Loan Mortgage Corp., 5.220% to 5.635%, with
  maturities to 10/01/01....................................    United States       25,500,000         24,898,355
                                                                                                   --------------
TOTAL GOVERNMENT AGENCIES (COST $231,242,416)...............                                          230,222,315
                                                                                                   --------------
TOTAL INVESTMENTS (COST $3,055,559,165) 99.1%...............                                        3,856,935,672
SECURITIES SOLD SHORT (3.7%)................................                                         (142,293,609)
NET EQUITY IN FORWARDS CONTRACTS .4%........................                                           13,864,406
OTHER ASSETS, LESS LIABILITIES 4.2%.........................                                          163,926,444
                                                                                                   --------------
TOTAL NET ASSETS 100.0%.....................................                                       $3,892,432,913
                                                                                                   ==============
                   SECURITIES SOLD SHORT
                           ISSUER                                  COUNTRY           SHARES            VALUE
-----------------------------------------------------------------------------------------------------------------
*BP Amoco PLC, ADR..........................................    United Kingdom         367,700     $   21,809,206
*Clear Channel Communications Inc. .........................    United States          187,542         16,738,124
*Dow Chemical Co. ..........................................    United States          203,733         27,223,822
*Motorola Inc. .............................................    United States          127,700         18,803,825
*Nortel Networks Corp. .....................................        Canada             572,200         57,718,632
                                                                                                   --------------
TOTAL SECURITIES SOLD SHORT (PROCEEDS $93,627,152)..........                                       $  142,293,609
                                                                                                   ==============

MUTUAL QUALIFIED FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                        CONTRACTS FOR DIFFERENCES                                          VALUE AT      UNREALIZED
                         ISSUER                               COUNTRY         SHARES       12/31/99        LOSS
-------------------------------------------------------------------------------------------------------------------
*BP Amoco PLC, cfd 5.18..................................
                                                           United Kingdom      285,600    $   466,539    $ (39,284)
*BP Amoco PLC, cfd 5.47..................................
                                                           United Kingdom      112,200      1,130,577     (138,262)
*BP Amoco PLC, cfd 5.565.................................
                                                           United Kingdom       74,800        753,718      (80,993)
*BP Amoco PLC, cfd 5.65..................................
                                                           United Kingdom      216,000      2,176,511     (204,351)
*BP Amoco PLC, cfd 5.71..................................
                                                           United Kingdom       46,300      1,864,142         (538)
*BP Amoco PLC, cfd 6.23317...............................
                                                           United Kingdom      185,000      2,877,832     (487,547)
                                                                                          -----------    ---------
TOTAL CONTRACTS FOR DIFFERENCES..........................                                 $ 9,269,319    $(950,975)
                                                                                          ===========    =========

CURRENCY ABBREVIATIONS:

CAD  --   Canadian Dollar
GBP  --   British Pound
EUR  --   European Unit
JPY  --   Japanese Yen

*Non-income producing.
**Securities denominated in U.S. dollars unless otherwise indicated.
(R)Restricted securities (see note 6).
+Affiliated issuers (see note 7).
                       See Notes to Financial Statements.
 26

MUTUAL QUALIFIED FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999

Assets:
 Investments in securities, at value:
  Unaffiliated issuers (cost $2,897,697,710)................    $3,689,430,969
  Controlled affiliates (cost $408,673).....................           872,050
  Non controlled affiliates (cost $157,452,782).............       166,632,653    $3,856,935,672
                                                                --------------
 Cash.......................................................                          18,722,545
 Receivables:
  Investment securities sold................................                          29,344,269
  Capital shares sold.......................................                           3,070,432
  Dividends and interest....................................                           9,613,524
  From affiliates...........................................                             197,432
 Unrealized gain on forward exchange contracts (Note 8).....                          16,946,276
 Deposits with broker for securities sold short.............                         155,146,350
                                                                                  --------------
      Total assets..........................................                       4,089,976,500
                                                                                  --------------
Liabilities:
 Payables:
  Investment securities purchased...........................                          35,975,276
  Capital shares redeemed...................................                          11,634,921
  To affiliates.............................................                           3,218,164
 Securities sold short, at value (proceeds $93,627,152).....                         142,293,609
 Unrealized loss on forward exchange contracts (Note 8).....                           3,081,870
 Due to broker-variation margin.............................                             805,717
 Accrued expenses...........................................                             534,030
                                                                                  --------------
      Total liabilities.....................................                         197,543,587
                                                                                  --------------
Net assets, at value........................................                      $3,892,432,913
                                                                                  ==============
Net assets consist of:
 Undistributed net investment income........................                      $    7,744,479
 Net unrealized appreciation................................                         765,623,481
 Accumulated net realized gain..............................                         175,129,259
 Capital shares.............................................                       2,943,935,694
                                                                                  --------------
Net assets, at value........................................                      $3,892,432,913
                                                                                  ==============

MUTUAL QUALIFIED FUND
Financial Statements (continued)
STATEMENT OF ASSETS AND LIABILITIES (CONT.)

DECEMBER 31, 1999

CLASS Z:
 Net asset value and maximum offering price per share
  ($3,152,049,994 / 186,363,951 shares outstanding)...........................            $16.91
                                                                                  ==============
CLASS A:
 Net asset value per share ($471,312,703 / 27,935,511 shares outstanding).....            $16.87
                                                                                  ==============
 Maximum offering price per share ($16.87 / 94.25%)...........................            $17.90
                                                                                  ==============
CLASS B:
 Net asset value and maximum offering price per share
  ($4,167,953 / 248,384 shares outstanding)*..................................            $16.78
                                                                                  ==============
CLASS C:
 Net asset value per share ($264,902,263 / 15,763,690 shares outstanding)*....            $16.80
                                                                                  ==============
 Maximum offering price per share ($16.80 / 99.00%)...........................            $16.97
                                                                                  ==============

*Redemption price per share is equal to net asset value less any applicable sales charge.
                       See Notes to Financial Statements.
 28

MUTUAL QUALIFIED FUND
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999

Investment Income:
 (net of foreign taxes of $2,488,244)
 Dividends..................................................    $ 51,397,043
 Interest...................................................      37,431,847
                                                                ------------
      Total investment income...............................                    $ 88,828,890
                                                                                ------------
Expenses:
 Management fees (Note 3)...................................      25,229,854
 Administrative fees (Note 3)...............................       3,271,078
 Distribution fees (Note 3)
  Class A...................................................       1,730,002
  Class B...................................................          19,523
  Class C...................................................       2,901,938
 Transfer agent fees (Note 3)...............................       4,612,948
 Custodian fees.............................................         236,921
 Reports to shareholders....................................         690,776
 Registration and filing fees...............................          80,538
 Professional fees..........................................         263,446
 Directors' fees and expenses...............................         116,830
 Dividends for securities sold short........................       1,384,893
 Other......................................................         102,666
                                                                ------------
      Total expenses........................................                      40,641,413
      Expenses waived/paid by affiliate (Note 3)............                      (2,065,996)
                                                                                ------------
       Net expenses.........................................                      38,575,417
                                                                                ------------
            Net investment income...........................                      50,253,473
                                                                                ------------
Realized and unrealized gains:
 Net realized gain from:
  Investments...............................................     328,548,909
  Foreign currency transactions.............................      51,506,958
  Short sale transactions...................................      27,499,496
                                                                ------------
      Net realized gain.....................................                     407,555,363
 Net unrealized appreciation on:
  Investments...............................................      60,076,955
  Translation of assets and liabilities denominated in
   foreign currencies.......................................      15,401,618
                                                                ------------
      Net unrealized appreciation...........................                      75,478,573
                                                                                ------------
Net realized and unrealized gain............................                     483,033,936
                                                                                ------------
Net increase in net assets resulting from operations........                    $533,287,409
                                                                                ============

                       See Notes to Financial Statements.

MUTUAL QUALIFIED FUND
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998

                                                                     1999                 1998
                                                                ------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................    $   50,253,473       $   113,258,587
  Net realized gain from investments and foreign currency
    transactions............................................       407,555,363           440,721,475
  Net unrealized appreciation (depreciation) on investments
    and translation of assets and liabilities denominated in
    foreign currencies......................................        75,478,573          (569,601,471)
                                                                ------------------------------------
    Net increase (decrease) in net assets resulting from
      operations............................................       533,287,409           (15,621,409)

 Distributions to shareholders from:
  Net investment income:
   Class Z..................................................       (51,709,981)         (104,418,623)
   Class A..................................................        (6,163,680)          (12,591,220)
   Class B..................................................           (40,474)                   --
   Class C..................................................        (1,567,724)           (5,201,123)
  Net realized gains:
   Class Z..................................................      (265,942,816)         (311,180,836)
   Class A..................................................       (40,759,342)          (43,430,197)
   Class B..................................................          (269,835)                   --
   Class C..................................................       (23,061,319)          (24,765,851)

 Capital share transactions (Note 2):
   Class Z..................................................      (908,520,451)          130,852,525
   Class A..................................................      (114,984,297)         (887,186,415)
   Class B..................................................         4,349,989           184,555,922
   Class C..................................................       (67,455,539)                   --
                                                                ------------------------------------
    Net decrease in net assets..............................      (942,838,060)       (1,088,987,227)

Net assets:
 Beginning of year..........................................     4,835,270,973         5,924,258,200
                                                                ------------------------------------
 End of year................................................    $3,892,432,913       $ 4,835,270,973
                                                                ====================================

Undistributed net investment income/(Distributions in excess of net investment income) included in net assets:
 End of year................................................    $    7,744,479       $    (6,722,046)
                                                                ====================================

                       See Notes to Financial Statements.
 30

MUTUAL QUALIFIED FUND
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Qualified Fund (the Fund) is a separate, diversified series of Franklin Mutual Series Fund, Inc. (the Series Fund), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital appreciation and income through a flexible policy of investing in stocks and corporate debt securities. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

MUTUAL QUALIFIED FUND
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONT.) Common expenses incurred by the Series Fund are allocated among the funds comprising the Series Fund based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

d. FORWARD EXCHANGE CONTRACTS:

The Fund may enter into forward exchange contracts to hedge against foreign exchange risks. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

e. OPTION CONTRACTS:

Options purchased are recorded as investments; options written (sold) are recorded as liabilities. When an option expires, the premium (original option value) is realized as a gain if the option was written or as a loss if the option was purchased. When the exercise of an option results in a cash settlement, the difference between the premium and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss.

f. CONTRACTS FOR DIFFERENCES:

Short contracts for differences are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a short sale of the underlying security taken place. Upon entering into short contracts for differences, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount ("initial margin"). Subsequent payments known as "variation margin", are made or received by the Fund periodically, depending on fluctuations in the value of the underlying security. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the contracts for difference and may realize a loss.

g. SECURITIES SOLD SHORT:

The Fund is engaged in selling securities short, which obligates the Fund to replace a security borrowed. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates.

MUTUAL QUALIFIED FUND
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

g. SECURITIES SOLD SHORT (CONT.)
The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale. The Fund must maintain a deposit for the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short.

h. SECURITIES ISSUED ON A WHEN-ISSUED OR DELAYED BASIS:

The Fund may trade securities on a when-issued or delayed basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date price.

i. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL STOCK

The Fund offers four classes of shares: Class Z, Class A, Class B, and Class C shares. Effective January 1, 1999, Class I and Class II shares were renamed Class A and Class C, respectively, and a fourth class of shares, Class B was established. The shares differ by their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

At December 31, 1999, there were 1.00 billion shares authorized ($0.001 par value) of which 500 million, 200 million, 100 million and 200 million were designated as Class Z, Class A, Class B, and Class C shares, respectively. Transactions in the Fund's shares were as follows:

                                                                             YEAR ENDED DECEMBER 31,
                                                      ---------------------------------------------------------------------
                                                                   1999                                   1998
                                                      ---------------------------------------------------------------------
                                                        SHARES           AMOUNT                SHARES           AMOUNT
                                                        --------------------------------------------------------------
CLASS Z SHARES:
Shares sold.........................................   13,618,003    $   239,936,301          24,990,204    $   453,463,894
Shares issued on reinvestment of distributions......   17,865,351        305,401,650          24,296,181        400,283,129
Shares redeemed.....................................  (84,651,807)    (1,453,858,402)        (97,884,948)    (1,740,933,438)
                                                      ---------------------------------------------------------------------
Net decrease........................................  (53,168,453)   $  (908,520,451)        (48,598,563)   $  (887,186,415)
                                                      =====================================================================

MUTUAL QUALIFIED FUND
Notes to Financial Statements (continued)

2. CAPITAL STOCK (CONT.)

                                                                             YEAR ENDED DECEMBER 31,
                                                      ---------------------------------------------------------------------
                                                                   1999                                   1998
                                                      ---------------------------------------------------------------------
                                                        SHARES           AMOUNT                SHARES           AMOUNT
                                                        --------------------------------------------------------------
CLASS A SHARES:
Shares sold.........................................    6,908,914    $   121,937,830          18,574,657    $   343,918,754
Shares issued on reinvestment of distributions......    2,591,171         44,224,677           3,214,074         52,672,488
Shares redeemed.....................................  (16,285,897)      (281,146,804)        (12,017,429)      (212,035,320)
                                                      ---------------------------------------------------------------------
Net increase (decrease).............................   (6,785,812)   $  (114,984,297)          9,771,302    $   184,555,922
                                                      =====================================================================

                                                                YEAR ENDED
                                                            DECEMBER 31, 1999+
                                                      ------------------------------
                                                        SHARES           Amount
                                                        -----------------------
CLASS B SHARES:
Shares sold.........................................      239,303    $     4,205,444
Shares issued on reinvestment of distributions......       18,029            300,557
Shares redeemed.....................................       (8,948)          (156,012)
                                                      ------------------------------
Net increase........................................      248,384    $     4,349,989
                                                      ==============================

                                                                             YEAR ENDED DECEMBER 31,
                                                      ---------------------------------------------------------------------
                                                                   1999                                   1998
                                                      ---------------------------------------------------------------------
                                                        SHARES           AMOUNT                SHARES           AMOUNT
                                                        --------------------------------------------------------------
CLASS C SHARES:
Shares sold.........................................    1,917,699    $    33,307,575           9,583,122    $   177,957,854
Shares issued on reinvestment of distributions......    1,326,890         22,561,396           1,662,767         27,085,606
Shares redeemed.....................................   (7,206,720)      (123,324,510)         (4,328,390)       (74,190,935)
                                                      ---------------------------------------------------------------------
Net increase (decrease).............................   (3,962,131)   $   (67,455,539)          6,917,499    $   130,852,525
                                                      =====================================================================

+Effective date of Class B shares was January 1, 1999.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Series Fund are also officers and/or directors of Franklin Mutual Advisers, Inc. (Franklin Mutual) and Franklin Templeton Services, Inc. (FT Services), the Fund's investment manager and administrative manager, respectively. Franklin/Templeton Investor Services, Inc. (Investor Services) and Franklin/Templeton Distributors, Inc. (Distributors) are the Fund's transfer agent and principal underwriter, respectively.

The Fund pays an investment management fee to Franklin Mutual of 0.60% per year of the average daily net assets of the Fund. Franklin Mutual agreed, through June 30, 2000, to limit the expense ratio of the Fund to be no higher than expected for the Fund's 1996 fiscal year, except that increases in expenses will be permitted if the Series Fund's Board of Directors determines that such expenses would have been higher had the merger between Franklin Mutual and the Fund's former investment adviser not taken place. This expense limitation does not include items such as

MUTUAL QUALIFIED FUND
Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)
litigation expenses, interest, taxes, insurance, brokerage commissions, and expenses of an extraordinary nature. The expense reduction is set forth in the Statement of Operations.

The Fund pays its allocated share of an administrative fee to FT Services based on the Series Fund's aggregate average daily net assets as follows:

ANNUALIZED
 FEE RATE                  AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.15%         First $200 million
0.135%        Over $200 million, up to and including $700 million
0.10%         Over $700 million, up to and including $1.2 billion
0.075%        Over $1.2 billion

The Fund reimburses Distributors for costs incurred in marketing the Fund's shares up to 0.35%, 1.00%, and 1.00% per year of the average daily net asset of Class A, Class B, and Class C shares, respectively. Distributors received net commissions from sales of those Fund shares, and received contingent deferred sales charges for the period of $66,781 and $307,032, respectively.

4. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

At December 31, 1999, the net unrealized appreciation based on the cost of investments for income tax purposes of $3,062,230,658 was as follows:

Unrealized appreciation.....................................  $1,020,866,904
Unrealized depreciation.....................................    (226,161,890)
                                                              --------------
Net unrealized appreciation.................................  $  794,705,014
                                                              ==============

Net investment income and net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of passive foreign investment companies, wash sales and foreign currency transactions.

MUTUAL QUALIFIED FUND
Notes to Financial Statements (continued)

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1999, aggregated $2,351,771,809 and $3,325,072,722 respectively.

Transactions in options written during the year ended December 31, 1999 were as follows:

                                                                 NUMBER
                                                                 CONTRA
                                                                 ------
Options outstanding at December 31, 1998....................        210       $  49,246
Options written.............................................        871         362,043
Options expired.............................................       (471)       (155,096)
Options terminated in closing transactions..................       (610)       (256,193)
Options exercised...........................................          0               0
                                                              =========================
Options outstanding at December 31, 1999....................          0       $       0
                                                              -------------------------

6. RESTRICTED SECURITIES

The Fund may purchase securities through a private offering that generally cannot be sold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. Restricted securities held at December 31, 1999 are as follows:

NUMBER OF SHARES OR                                                                    ACQUISITION
 PRINCIPAL AMOUNT                                ISSUER                                   DATE            VALUE
------------------------------------------------------------------------------------------------------------------
             4        Lancer Industries Inc., B...................................       8/11/89       $14,359,074
       425,000        Security Capital European Realty............................       4/08/98         6,123,188
       387,991        S.H. Mortgage Acquisition LLC...............................       8/17/95           872,050
     4,800,554        Sunbeam Corp. ..............................................       2/23/90        18,092,088
                                                                                                       ===========
TOTAL RESTRICTED SECURITIES (COST $21,472,718) (1.01% OF NET ASSETS)..............                     $39,446,400
                                                                                                       ===========

7. INVESTMENT IN AFFILIATES

The Investment Company Act of 1940 defines "affiliated persons" to include any persons, such as the Fund, that owns 5% or more of the outstanding voting securities of another person. Investments in "affiliated persons", at December 31, 1999 were $167,504,703. For the year ended December 31, 1999, dividend income from "affiliated persons" was $1,819,196 and net realized losses from the disposition of "affiliated persons" were $25,108,165.

MUTUAL QUALIFIED FUND
Notes to Financial Statements (continued)

7. INVESTMENT IN AFFILIATES (CONT.)

                               NUMBER OF                                 NUMBER OF
                              SHARES HELD      GROSS        GROSS       SHARES HELD        VALUE       DIVIDEND INCOME
      NAME OF ISSUER         DEC. 31, 1998   ADDITIONS   REDUCTIONS    DEC. 31,1999    DEC. 31,1999    1/1/99-12/31/99
----------------------------------------------------------------------------------------------------------------------
CONTROLLED AFFILIATES*
MSCW Investors II LLC......   23,562,000            --   (23,562,000)           --               **              --
S.H. Mortgage Acquisition
 LLC.......................    4,999,441            --    (4,611,450)      387,991     $    872,050              --
                                                                                       -------------------------------
TOTAL CONTROLLED AFFILIATES                                                            $    872,050      $       --
                                                                                       ===============================
NON CONTROLLED AFFILIATES
Bay View Capital Corp......           --     1,100,000            --     1,100,000     $ 15,606,250              --
CKE Restaurants Inc........           --     2,678,486       (85,600)    2,592,886       15,233,205      $  103,715
Chemfirst Inc..............      974,000            --      (207,300)      766,700               **         389,600
Dress Barn Inc.............    1,486,600       109,200      (307,500)    1,288,300       21,417,988              --
Fibermark Inc..............      731,800        22,600            --       754,400        8,864,200              --
Fine Host Corp. ...........           --       452,571            --       452,571        4,480,453              --
ITLA Capital Corp. ........      709,000            --       (20,000)      689,000        8,655,563              --
Lancer Industries Inc.,
 B.........................            4            --            --             4       14,359,074              --
Long Beach Financial
 Corp......................    1,553,500       133,800    (1,687,300)           --               **              --
Maxicare Health Plans
 Inc.......................    1,768,779            --    (1,768,779)           --               **              --
MBO Properties Inc.........      412,418            --            --       412,418          206,209              --
Mid-Atlantic Medical
 Services Inc..............    4,246,400        25,000      (659,000)    3,612,400       30,028,075              --
Van Melle NV...............      468,576         7,941            --       476,517       27,344,678         427,047
Vencor Inc.................    6,264,400            --    (6,264,400)           --               **              --
Wellsford Real Properties
 Inc.......................    2,404,348            --            --     2,404,348       20,436,958              --
Western Bancorp............    1,093,773       300,100    (1,393,873)           --               **         898,834
                                                                                       -------------------------------
TOTAL NON CONTROLLED
 AFFILIATES                                                                            $166,632,653      $1,819,196
                                                                                       ===============================

                               REALIZED
                               CAPITAL
      NAME OF ISSUER         GAIN/(LOSS)
CONTROLLED AFFILIATES*
MSCW Investors II LLC......  $  4,740,098
S.H. Mortgage Acquisition
 LLC.......................      (245,814)
TOTAL CONTROLLED AFFILIATES  $  4,494,284
NON CONTROLLED AFFILIATES
Bay View Capital Corp......            --
CKE Restaurants Inc........            --
Chemfirst Inc..............  $   (291,600)
Dress Barn Inc.............    (2,334,117)
Fibermark Inc..............            --
Fine Host Corp. ...........            --
ITLA Capital Corp. ........        23,490
Lancer Industries Inc.,
 B.........................            --
Long Beach Financial
 Corp......................    (3,954,121)
Maxicare Health Plans
 Inc.......................    (6,087,108)
MBO Properties Inc.........            --
Mid-Atlantic Medical
 Services Inc..............    (7,716,606)
Van Melle NV...............            --
Vencor Inc.................   (13,076,432)
Wellsford Real Properties
 Inc.......................            --
Western Bancorp............     3,834,045
TOTAL NON CONTROLLED
 AFFILIATES                  $(29,602,449)

*Issuer in which the Fund owns 25% or more of the outstanding voting securities. **As of December 31, 1999, no longer an affiliate.

8. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

The Fund has been a party to financial instruments with off-balance-sheet risk, primarily forward exchange contracts, in order to minimize the impact on the Fund from adverse changes in the relationship between the functional currency and foreign currencies and interest rates. These instruments involve market risk in excess of the amount recognized on the Statement of Assets and Liabilities. Some of these risks have been minimized by offsetting contracts. Risks arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency values and interest rates and contract positions that are not exact offsets. The contract amount indicates the extent of the Fund's involvement in such contracts.

MUTUAL QUALIFIED FUND
Notes to Financial Statements (continued)

8. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK (CONT.)
A forward exchange contract is an agreement between two parties to exchange different currencies at a specific rate at an agreed future date. At December 31, 1999, the Fund had outstanding forward exchange contracts for the sale of currencies as set out below. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contract.

As of December 31, 1999, the Fund had the following forward exchange contracts outstanding:

                                                                                    IN           SETTLEMENT      UNREALIZED
                                                                                    NGE FOR         DATE         Gain/(Loss
CONTRACTS TO BUY:                                                            -------------------------------------------------
------------------
     5,161,032       Swiss Francs........................................    U.S.$  3,257,418     3/10/00      U.S.$    10,030
   620,950,000       Japanese Yen........................................           6,149,999     3/24/00               10,281
     2,277,760       British Pounds......................................           3,676,760     5/22/00                3,662
                                                                                   ----------                        ---------
                                                                             U.S.$ 13,084,177                           23,973
                                                                                   ----------                        ---------
CONTRACTS TO SELL:
------------
    87,978,222       European Unit.......................................    U.S.$ 92,523,414     1/19/00            3,817,718
   235,792,469       Swedish Krona.......................................          29,218,398     1/19/00            1,457,929
    27,600,000       British Pounds......................................          44,895,540     1/20/00              286,596
   297,010,402       Swedish Krona.......................................          35,918,411     2/17/00              881,080
    40,250,000       European Unit.......................................          43,031,139     2/29/00            2,325,233
    54,371,148       Swiss Francs........................................          35,145,049     3/10/00              722,690
    46,433,000       European Unit.......................................          49,871,940     3/10/00            2,879,416
   355,486,602       Swedish Krona.......................................          42,659,390     3/17/00              640,951
    11,750,000       British Pounds......................................          19,315,150     3/24/00              325,067
 1,632,770,775       Japanese Yen........................................          16,290,902     3/24/00               92,618
    36,079,229       European Unit.......................................          38,728,829     4/12/00            2,129,103
    25,769,426       British Pounds......................................          41,854,057     4/17/00              209,596
    37,752,934       British Pounds......................................          61,133,325     5/22/00              131,836
    56,613,245       European Unit.......................................          58,448,798     5/30/00              824,282
   179,000,000       Swedish Krona.......................................          21,294,314     6/15/00               17,096
    18,080,047       European Unit.......................................          18,610,112     6/19/00              181,092
                                                                                   ----------                        ---------
                                                                             U.S.$648,938,768                       16,922,303
                                                                                   ----------                        ---------
        Unrealized gain on forward exchange contracts                                                               16,946,276
                                                                                                                     ---------
CONTRACTS TO BUY:
------------
     1,535,873       British Pounds......................................    U.S.$  2,483,314     3/24/00               (1,072)
    21,409,127       British Pounds......................................          34,805,148     5/22/00             (212,112)
                                                                                   ----------                        ---------
                                                                             U.S.$ 37,288,462                         (213,184)
                                                                                   ----------                        ---------

MUTUAL QUALIFIED FUND
Notes to Financial Statements (continued)

8. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK (CONT.)

                                                                                    IN           SETTLEMENT      UNREALIZED
                                                                                    NGE FOR         DATE         Gain/(Loss
CONTRACTS TO SELL:                                                           -------------------------------------------------
------------------
    37,812,871       British Pounds......................................    U.S.$ 60,954,347     1/18/00      U.S.$  (160,721)
    35,682,421       British Pounds......................................          56,116,058     1/20/00           (1,556,230)
    50,708,083       Canadian Dollars....................................          34,604,465     1/31/00             (492,127)
    19,751,798       British Pounds......................................          31,762,866     2/17/00             (161,605)
       646,699       European Unit.......................................             654,459     3/10/00                  (32)
 2,967,959,663       Japanese Yen........................................          29,048,760     3/24/00             (395,576)
     5,324,993       British Pounds......................................           8,576,730     5/22/00              (27,437)
    29,260,073       European Unit.......................................          29,749,878     6/19/00              (74,958)
                                                                                   ----------                        ---------
                                                                             U.S.$251,467,563                       (2,868,686)
                                                                                   ----------                        ---------
        Unrealized loss on forward exchange contracts....................                                           (3,081,870)
                                                                                                                     ---------
          Net unrealized gain on forward exchange contracts..............                                      U.S.$13,864,406
                                                                                                                     ---------

9. CREDIT FACILITY

Certain Franklin Templeton Funds, including Mutual Qualified Fund, are participants in a $750 million senior unsecured credit agreement for temporary borrowing purposes. The termination date of the agreement is March 1, 2000. Interest is calculated on the Fund's borrowings at market rates. At December 31, 1999, the Fund had not utilized this credit facility.

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS
To the Board of Directors of Franklin Mutual Series Fund Inc. and
Shareholders of Mutual Qualified Fund

We have audited the accompanying statement of assets and liabilities of Mutual Qualified Fund, a portfolio of Franklin Mutual Series Fund Inc. ("Fund"), including the statement of investments, as of December 31, 1999, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers, or other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mutual Qualified Fund, a portfolio of Franklin Mutual Series Fund Inc., at December 31, 1999, the results of its operations for the year then ended, and the changes in net assets and its financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                           [ERNST & YOUNG LLP SIGNATURE]

Boston, Massachusetts
January 28, 2000

FRANKLIN MUTUAL SERIES FUND, INC.
MUTUAL QUALIFIED FUND
Tax Designation

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby designates $377,789,016 as a capital gain dividend for the fiscal year ended December 31, 1999.

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 53.00% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 1999.

ANNUAL REPORT

CHAIRMAN OF THE BOARD
Michael F. Price

OFFICERS
Peter A. Langerman
Robert L. Friedman
Jeffrey Altman
Raymond Garea
David E. Marcus
Lawrence Sondike
David J. Winters

AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

INVESTMENT MANAGER
Franklin Mutual Advisers, LLC
51 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR
Franklin/Templeton Distributors, Inc.
1-800/DIAL BEN(R)
www.franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301 - (Class A, B, & C)
1-800/448-FUND - (Class Z)

This report must be preceded or accompanied by the current Mutual Qualified Fund prospectus, which contains more complete information including risk factors, charges and expenses.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.


475 A99 02/00


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